News ONEOK Announces Retirement of President and CEO Terry Spencer Pierce Norton Named as Successor TULSA, Okla. – May 25, 2021 – ONEOK, Inc. (NYSE: OKE) president and chief executive officer, Terry K. Spencer, announced today that he will retire on September 30, 2021, after 20 years with the company, including more than seven years as president and CEO. Pierce H. Norton II, currently president and chief executive officer of ONE Gas, Inc. (NYSE: OGS) will succeed Spencer as president and CEO of ONEOK on June 28, 2021, at which time he will also join the ONEOK Board. Spencer will remain in his current role until Norton rejoins ONEOK, at which time he will become an Advisor to Norton, allowing for a smooth leadership transition. Spencer will continue as a member of the ONEOK board of directors until his retirement. “The Board of Directors and I would like to thank Terry for his leadership as our CEO these past seven years and his dedication to ONEOK these last two decades,” said John W. Gibson, Chair of the ONEOK Board of Directors. “Under Terry’s leadership, the company has experienced tremendous growth and success, even through unprecedented challenges, and is well positioned for years to come.” Spencer expressed his appreciation to ONEOK’s employees for their dedication and the Board for its guidance and support. “It is the interaction with my management team, employees, directors, investors, industry associates and key stakeholders that I will miss.” Congratulating Norton on his selection, Spencer stated, “I have known Pierce for the better part of four decades and worked closely with him during his prior 10 years here at ONEOK. His extensive operational and commercial expertise in the midstream business and sound business judgment will be a great asset to the company, and his proven CEO experience have prepared him for this role.” Today’s announcement was the result of an ongoing succession planning process, which was led by the company’s lead independent director, Julie Edwards. “Pierce’s CEO experience, his familiarity with the people and culture of ONEOK, and his understanding of the natural gas and natural gas liquids business were highly valued by the Board,” said Edwards. ONEOK May 25, 2021 Analyst Contact: Megan Patterson 918-561-5325 Media Contact: Brad Borror 918-588-7582 Exhibit 99.1

ONEOK Announces Retirement of President and CEO Terry Spencer May 25, 2021 Page 2 Directors who also serve on the ONE Gas Board of Directors recused themselves from the selection of Norton. “I want to thank Julie Edwards and the other independent directors for the work they have done in the succession process,” Gibson said. “It was a challenge to navigate this process in the midst of a pandemic and with the recusal of myself and the other ONE Gas directors, but Julie led a very effective process with the same degree of diligence and professionalism that we have seen her demonstrate for years.” Gibson continued, “I have seen Pierce’s leadership when he was an executive at ONEOK, watched him grow as the CEO of ONE Gas, and I’m excited to see him bring his talents and abilities back to ONEOK.” Pierce H. Norton II Pierce H. Norton II is president and chief executive officer of ONE Gas, Inc. and serves as a member of the ONE Gas board. Norton previously worked for ONEOK for almost 10 years having joined the company in 2004. Prior to the separation of ONE Gas in January 2014, Norton served as executive vice president, commercial, of ONEOK and ONEOK Partners. His other roles at ONEOK included, executive vice president and chief operating officer of ONEOK and ONEOK Partners, responsible for the company's natural gas gathering and processing, natural gas pipelines, natural gas liquids, natural gas distribution and energy services business segments. Norton also held the position as president of ONEOK Distribution Companies – Oklahoma Natural Gas, Kansas Gas Service and Texas Gas Service. Norton began his natural gas industry career in 1982 at Delhi Gas Pipeline, a subsidiary of Texas Oil and Gas Corporation. He later worked for American Oil and Gas with operational responsibilities for natural gas gathering and processing, and for intrastate and interstate pipelines. He then worked for KN Energy as vice president and general manager of the Heartland Region, before moving to Bear Paw Energy as vice president of business development. In 2002, he was named president of Bear Paw Energy, now ONEOK Rockies Midstream. Norton is a member of the American Gas Association’s (“AGA”) board of directors, and served as the chairman of the AGA board in 2017. He also is a board member of the Tulsa Community Foundation and currently serves as the chair of the audit committee. Lastly, concerning current boards, Norton is a director of the Oklahoma Center for Community and Justice. He is a past board member of the Interstate Natural Gas Association of America, the Texas Pipeline Association, the North Dakota Petroleum Council and the Western Alliance.

ONEOK Announces Retirement of President and CEO Terry Spencer May 25, 2021 Page 3 An Alabama native, Norton earned a Bachelor of Science degree in mechanical engineering in 1982 from the University of Alabama in Tuscaloosa. He also is a graduate of Harvard Business School's Advanced Management Program. Terry K. Spencer Terry Spencer has served as president, chief executive officer and director of ONEOK since January 30, 2014, when ONEOK separated its natural gas distribution business into the stand-alone publicly traded entity, ONE Gas, Inc. Spencer previously served as president and CEO of both ONEOK and ONEOK Partners until June 30, 2017 when ONEOK finalized the merger with ONEOK Partners. Spencer joined ONEOK in 2001. Prior to his term as president and CEO, Spencer served in increasing levels of responsibility at ONEOK, including as president of ONEOK and ONEOK Partners and as a member of the ONEOK Partners board of directors. As did Norton, Spencer began his natural gas industry career at Delhi Gas Pipeline in 1982. Spencer earned a Bachelor of Science degree in petroleum engineering in 1981 from the University of Alabama in Tuscaloosa. ------------------------------------------------------------------------------------------------------------------- ONEOK, Inc. (pronounced ONE-OAK) (NYSE: OKE) is a leading midstream service provider and owner of one of the nation's premier natural gas liquids (NGL) systems, connecting NGL supply in the Rocky Mountain, Mid-Continent and Permian regions with key market centers and an extensive network of natural gas gathering, processing, storage and transportation assets. ONEOK is a FORTUNE 500 company and is included in S&P 500. For information about ONEOK, visit the website: www.oneok.com. For the latest news about ONEOK, find us on LinkedIn, Instagram, Facebook and Twitter. Some of the statements contained and incorporated in this news release are forward-looking statements as defined under federal securities laws. The forward-looking statements relate to our anticipated financial performance (including projected levels of quarterly and annual dividends), liquidity, market conditions and other matters. We make these forward-looking statements in reliance on the safe harbor protections provided under federal securities laws and other applicable laws. Forward-looking statements include the items identified in the preceding paragraph, the information concerning possible or assumed future results of our operations and other statements contained or incorporated in this news release identified by words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "forecast," "goal," "guidance," "intend," "may," "might," "plan," "potential," "project," "scheduled," "should," "will," "would" and other words and terms of similar meaning. One should not place undue reliance on forward-looking statements. Known and unknown risks, uncertainties and other factors may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by forward-looking statements. Those factors may affect our operations, markets, products, services and prices. These and other risks are described in greater detail in Item 1A, Risk Factors, in our most recent Annual Report on Form 10-K and in the other filings that we make with the Securities and Exchange Commission (SEC), which are available on the SEC's website at www.sec.gov. All forward- looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these

ONEOK Announces Retirement of President and CEO Terry Spencer May 25, 2021 Page 4 factors. Any such forward-looking statement speaks only as of the date on which such statement is made, and, other than as required under securities laws, we undertake no obligation to update publicly any forward-looking statement whether as a result of new information, subsequent events or change in circumstances, expectations or otherwise. ###